UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2019

COMPUTER PROGRAMS AND SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Wall Street, Mobile, Alabama 36695

(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On April 23, 2019, Computer Programs and Systems, Inc., a Delaware corporation (“CPSI”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with iNetXperts, Corp., a Maryland corporation doing business as Get Real Health (“Get Real Health”), the stockholders of Get Real Health listed on Schedule A to the Stock Purchase Agreement (each a “Seller” and, collectively, “Sellers”), and Kevin M. Plessner, in his capacity as a representative of Sellers (the “Sellers’ Representative”). The Stock Purchase Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, (i) CPSI will purchase from Sellers all of the issued and outstanding capital stock of Get Real Health (collectively, the “Purchased Stock”), (ii) the holders of options to purchase shares of common stock of Get Real Health (the “Optionholders”) shall surrender the options for cancellation, (iii) the holder of warrants to purchase shares of common stock of Get Real Health (the “Warrantholder”) shall surrender the warrants for cancellation, and (iv) CPSI will pay the “Transaction Consideration” as provided in the Stock Purchase Agreement (collectively, the “Transactions”). Effective upon the consummation of the Transactions (the “Closing”), Get Real Health will be a wholly-owned subsidiary of CPSI and all outstanding options and warrants to purchase shares of common stock of Get Real Health shall be cancelled and terminated. The Closing is expected to occur during the second quarter of 2019.

The aggregate Transaction Consideration that CPSI has agreed to pay under the Stock Purchase Agreement consists of (i) $11,000,000 (the “Closing Cash Payment”), plus or minus, as the case may be, an adjustment amount (the “Purchase Price Adjustment”) for changes in the levels of cash, working capital and debt of Get Real Health from estimated amounts at the time of the signing of the Stock Purchase Agreement, plus (ii) the “Earnout Payment” (as described below). All outstanding options and warrants to acquire Get Real Health stock will be cancelled at the Closing in exchange for the payment or potential payment of a portion of the Transaction Consideration to the Optionholders and Warrantholder, respectively. In addition, a total of $2,150,000 of the Closing Cash Payment will be deposited in an escrow account with an escrow agent, consisting of $300,000 to be held to secure the payment of any Purchase Price Adjustment, and $1,850,000 as an indemnity escrow to cover potential breaches of the representations and warranties of the Sellers and Get Real Health and certain unpaid debts, taxes or closing costs of Get Real Health. As an inducement to CPSI entering into the Stock Purchase Agreement, Get Real Health has entered into employment agreements with four of its key employees, which employment agreements are to become effective at the Closing and which provide for a minimum term of one year.

The Earnout Payment represents potential additional consideration to be paid by CPSI to certain of the Sellers and each of the Optionholders within 30 days of the final determination of Get Real Health’s EBITDA for the period from January 1, 2019 through December 31, 2019 (the “Measurement Period”), up to a maximum Earnout Payment of $14.0 million. “EBITDA” is defined as the total of the following for Get Real Health for the Measurement Period: net income, plus interest expense, plus income taxes, plus depreciation and amortization, in each case calculated in accordance with generally accepted accounting principles, except as set forth in the Stock Purchase Agreement. Under the terms of the Stock Purchase Agreement, (i) no Earnout Payment will be made if Get Real Health’s EBITDA for the Measurement Period is less than $3,000,000, (ii) the maximum Earnout Payment will be made if Get Real Health’s EBITDA for the Measurement Period equals or exceeds $6,400,000, and (iii) a portion of the Earnout Payment will be made, based on straight-line interpolation between various thresholds, if Get Real Health’s EBITDA for the Measurement Period is between $3,000,000 and $6,400,000.

The Stock Purchase Agreement contains a two-year non-competition covenant that applies to certain key stockholders of Get Real Health, and a two-year non-solicitation covenant that prohibits the Sellers from soliciting CPSI employees, both subject to limited exceptions.

The Stock Purchase Agreement also contains customary representations, warranties and covenants, including a covenant that each of the parties will use reasonable best efforts to cause the Transactions contemplated by the Stock Purchase Agreement to be consummated. The Stock Purchase Agreement also requires Get Real Health to conduct its business and operations during the period between the execution of the Stock Purchase Agreement and the Closing according to the ordinary course of business consistent with past practice, and prohibits certain actions by Get Real Health without the consent of CPSI.

The obligations of the parties to consummate the Transactions are subject to satisfaction or waiver of customary closing conditions, including (i) the absence of any law, order or other legal restriction restraining or prohibiting the Transactions, (ii) the absence of any proceeding that would restrain or prohibit the Transactions, (iii) the accuracy of the representations and warranties of the parties to the Stock Purchase Agreement (subject to customary materiality qualifications), (iv) the absence of any material adverse effect (as defined in the Stock Purchase Agreement) with respect to CPSI or Get Real Health, (v) the delivery of various documents by Get Real Health and the Sellers, including executed option cancellation agreements with the Optionholders and a warrant cancellation agreement with the Warrantholder, and (vi) other customary closing conditions. The consummation of the Transactions is not subject to any financing condition. CPSI intends to make a draw of approximately $11,000,000 under its existing senior secured revolving credit facility to finance the Closing Cash Payment.

Subject to certain exceptions, the Sellers have agreed to indemnify CPSI for certain breaches of representations, warranties and covenants, certain pre-closing taxes and certain other enumerated items. Indemnification by the Sellers for breaches of representations and warranties, except for certain regulatory and fundamental representations, is generally limited to the cash held in escrow, and indemnification for other indemnifiable matters (including for breaches of the regulatory and fundamental representations) is generally limited to each of the Seller’s pro rata share of the Transaction Consideration. Subject to certain exceptions, CPSI has agreed to indemnify the Sellers for certain breaches of representations, warranties and covenants, with such indemnification limited to the amount of the total Transaction Consideration.

The Stock Purchase Agreement also contains certain rights to terminate the Stock Purchase Agreement prior to the Closing, including (a) by mutual consent, and (b) by either party if (i) a governmental entity or other organization takes final, non-appealable action prohibiting the Transactions or enacts any law that makes consummation of the Closing illegal or otherwise prohibited, (ii) the other party breaches the Stock Purchase Agreement (under certain circumstances) or (iii) the Closing has not occurred on or before May 23, 2019, or another date agreed by the parties, subject to certain exceptions.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Stock Purchase Agreement has been included as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other factual information about CPSI, Get Real Health or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to that agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to that agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CPSI or Get Real Health or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in CPSI’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On April 24, 2019, CPSI issued a press release announcing the execution of the Stock Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements regarding CPSI’s proposed acquisition of Get Real Health (including the benefits, results, effects and timing of a transaction) and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements contained herein concerning the business outlook or future financial performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services growth of CPSI (and the businesses of CPSI and Get Real Health following a consummation of the Transactions), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of CPSI based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from CPSI’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which CPSI is unable to predict or control, that may cause CPSI’s actual results, performance or plans with respect to Get Real Health to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in CPSI’s filings with the SEC.

Risks and uncertainties related to the proposed Transactions include, but are not limited to, risks related to CPSI’s ability to complete the acquisition of Get Real Health on the proposed terms and schedule; whether CPSI or Get Real Health will be able to satisfy their respective closing conditions related to the acquisition; risks associated with business acquisition transactions, such as the risk that the acquired business will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not occur; unexpected costs, liabilities, charges or expenses resulting from the proposed acquisition; risks related to future opportunities and plans for CPSI and Get Real Health following the acquisition, including uncertainty of the expected financial performance and results of CPSI following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the inability to retain key personnel; and the possibility that if CPSI does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of CPSI’s common stock could decline.

Additional information concerning these and other factors can be found in CPSI’s filings with the Securities and Exchange Commission (the “SEC”), including CPSI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. CPSI assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated April 23, 2019, by and among Computer Programs and Systems, Inc., iNetXperts, Corp., the Sellers named therein, and the Sellers’ Representative.*

99.1	Press Release dated April 24, 2019.

*

Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CPSI hereby agrees to furnish supplementally copies of any of the omitted documents to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date: April 24, 2019	By:	/s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer